AMENDMENT TO PATENT AND ROYALTY LICENSE AGREEMENT

This Amendment to Patent and Royalty License Agreement ("Amendment") amends and modifies the Patent and Royalty License Agreement entered into and effective March 1, 2006 ("the Agreement"):

BETWEEN: **Leatt Brace Holdings (Pty) Ltd** 2005/002743/07 (the "Licensor"), a South African Company, existing under the laws of South Africa, with business address located at Unit 1, Kyalami Plaza, Kyalami Drive, Killarney Gardens, 7441, Cape Town, South Africa.
(hereinafter referred to as the "Licensor")

AND: **Leatt Corporation Incorporated** 20-2819367 (the "Licensee"), a corporation organized and existing under the laws of the Nevada, USA with its head office located at : 5348 Vegas Drive, #775, Las Vegas, Nevada 89108, USA.
(hereinafter referred to as the "Licensee").

Whereas, the Licensor and the Licensee desire to modify and amend the terms and conditions of the Agreement by this Amendment, and in consideration of the mutual covenants contained herein, they hereby agree to amend the terms of the Agreement, as follows:

SECTION 1 GRANT OF LICENSE is hereby amended as follows:

1. GRANT OF LICENSE

The Licensor grants and agrees to grant and transfer to Licensee, a non-transferable, world-wide right and exclusive license under the licensed Intellectual Property to make, use, have made, offer for sale, sell, and import any and all products that embody or are produced by the practice of one or more of the inventions claimed in the patents and patent applications of the licensed Intellectual Property, and any of the aforementioned products that use, or are sold under, any of the trademarks of the licensed Intellectual Property in connection with the goods or services covered by the licensed trademarks ("Licensed Products").

PATENT AND ROYALTY LICENSE AGREEMENT

BETWEEN: **Leatt Brace Holdings (Pty) Ltd** 2005/002743/07 (the "Licensor"), a South African Company, existing under the laws of South Africa, with business address located at Unit 1, Kyalami Plaza, Kyalami Drive, Killarney Gardens, 7441, Cape Town, South Africa.
(hereinafter referred to as the "Licensor")

AND: **Leatt Corporation** 20-2819367 (the "Licensee"), a corporation organized and existing under the laws of the Nevada, USA with its head office located at : 5348 Vegas Drive, #775, Las Vegas, Nevada 89108, USA.
(hereinafter referred to as the "Licensee")

DEFINITION:

The Intellectual Property: All intellectual property rights of Leatt Brace Holdings (Pty) Ltd (the "Licensor") including common law and statutory rights, registered and unregistered rights and specifically including, but not being limited to all patents and/or patent applications based on or claiming convention priority from South African Patent Application No 2003/9174 and/or non-convention patents or patent applications corresponding to South African patent Application No 2003/9174.

All registered and/or pending design rights based on or claiming convention priority from South African Design Applications No's F2004/1128 and F2004/1239 and/or registered and/or pending non-convention design rights corresponding to South African Design Applications No's F2004/1128 and F2004/1239. All pending and/or registered trade marks for the mark Leatt-Brace TM. based on or corresponding to South African Trade Mark Application No. 2004/08584.

All additional patents, design registrations and trade marks as appear on annexure "**A**" attached hereto.

RECITALS

A. The Licensor and Licensee entered into a Patent and Royalty Agreement effective 1st March 2006 which agreement is hereby cancelled and of no further force and effect.

B. The Licensor is the sole and exclusive owner of, and has the sole and exclusive right to grant licenses to the Intellectual Property.

C. Without admitting the validity of the above-mentioned patents, but solely for commercial purposes, the Licensee wishes to acquire the exclusive right and license to manufacture, sell, marketing and use apparatus embodying, employing and containing the invention patented in such intellectual Property, throughout the World.

In consideration of the matters described above, and of the mutual benefits and obligations set forth in this agreement, the parties agree as follows:

1. GRANT OF LICENSE

The Licensor grants to the Licensee the exclusive right and license to manufacture, sell and use apparatus embodying, employing and containing the inventions patended in the above-mentioned Intellectual Property, globally, to the full end of the term or terms for which such Intellectual Property have been or may be granted, and any reissue or reissues of such Intellectual Property, unless this agreement is terminated prior to such term or terms, as provided below.

2. REPRESENTATIONS OF LICENSOR

The Licensor represents and warrants that it is the sole and exclusive owner of the entire right, title and interest in and to the above-mentioned South African Originated Intellectual Property, and that it has the right to grant the exclusive right, license and privilege granted in this agreement; that it has executed no agreement in conflict with this agreement; and that it has not granted to any other person, firm or corporation any right, license, shop-right, or privilege granted under this agreement.

3. SCHEDULE OF ROYALTIES

The Licensee agrees to pay the Licensor, commencing 1st March 2006 and after that date, during the continuance of this agreement royalties on apparatus embodying and containing the above-mentioned inventions, which are manufactured, sold, and sued by the Licensee; and such royalties shall be computed in the following manner: 4% (four percent) of all sales revenue billed and received by the Licensee and payable

quarterly based on sales of the previous quarter. Sales shall mean monies billed and received into the bank account of the Licensee and will be for all products sold that makes use of the intellectual property rights contained within this agreement as well as the broad definition of Neck Braces of any description including spares and accessories for these neck braces. This agreement will continue indefinitely and is not restricted to the "life of the Intellectual Property" contained herein. See article 4 below.

The Licensor has agreed that the Trustees for the time being of the J P DE VILLIERS TRUST, Registration Number: . IT3193/2006 is entitled to 1% (one percent) of royalties due in terms of the License hereby granted and the Licensee has agreed to pay the aforesaid Trustees a 1% (one percent) of royalties, the terms of which are set out in a separate agreement.

4. STATEMENT OF SALES

The Licensee, within 14 days after the first day of each quarter, in each year during the continuance of this agreement agrees to furnish to the Licensor written statements, under oath, specifying the total number of apparatus embodying and containing the above-mentioned inventions sold by the Licensee during the preceding quarter including revenues so generated, such statement to be accompanied by a check in payment of the royalty for the period covered. The first statement shall be rendered not later than the 31st March 2007, and shall cover the period from the date of this agreement to the 31st December 2006.

5. INFRINGEMENT AND LEGAL

The Licensee shall have the sole and exclusive right to institute and prosecute any and all suits to enjoin any and all infringers of the above-mentioned Intellectual Property; and from time to time during the continuance of this agreement, and at its own expense, may institute and prosecute such suits and to employ its own counsel for such suits; and Licensee shall pay for all services rendered by counsel so retained, and for all incidental cots and expenses. In addition the Licensee agrees to pay any legal cots related to the maintenance and development of the Intellectual Property as listed in Annexure A attached hereto.

6. JOINDER OF LICENSOR

The Licensor agrees that the Licensee may join as party plaintiff if the Licensee should find it necessary or desirable in any suit or suits which the Licensee may institute involving the above-mentioned Intellectual Property, it being agreed that in such event the Licensor shall not be chargeable for any costs or expenses by reason of being joined as party plaintiff, but that the Licensee shall bear all such expenses.

7. CO-OPERATION OF LICENSOR

The Licensor agrees to execute any and all papers, documents or other instruments which may be found necessary or desirable to effect the exclusive right and license granted to the Licensee; and also to execute any and all papers which may be found necessary or desirable in any suit or suits brought under and pursuant to this agreement; and the Licensor further agrees that it will testify in any interference or litigation, whenever requested to do so by the Licensee, all at the expense of the Licensee.

8. TERMINATION

It is agreed that this agreement shall continue during the lives of the above-mentioned South African Intellectual Property and subsequent additional international filings or whilst the products related to the patents remain in production, even if the intellectual property period has run its course, then the Licensee will pay to the Licensor an amount of 4% of sales revenue billed and received for the duration of manufacture and sale of the products related reasonably to the intellectual property described above.

9. INDEMNITY

The Licensor is indemnified from any claim regarding the functionality, effectiveness or ability to reduce injuries. In addition, the Licensor will under no circumstances be liable to any person for any damages, direct, indirect, bodily or otherwise including injury or death, that may be sustained by any person as a result of the use of the Leatt-Brace™, any defect therein or its failure to afford the protection offered by it or for any consequential, loss of profits or damages suffered by any person, however such loss or damage may arise or for any other reason or from any other circumstance of whatsoever nature.

10. BINDING EFFECT

This agreement shall bind and apply to the successors and assigns of the Licensor, and may inure to the benefit of, may be transferable to, and be binding upon the successors and assigns of the Licensee.

11. VARIATION

This Agreement shall not be varied unless reduced to writing and signed by both the parties.

IN WITNESS WHEREOF, the parties have executed this Agreement at CAPE TOWN as of the date first above written.

LICENSOR	**LICENSEE**
Authorised Signature	Authorised Signature
Dr. Christopher James Leatt **Director : Leatt-Brace Holdings Inc.**	**Mrs. Ria Van Der Merwe** **COO; Leatt Corporation (Pty) Ltd**
Dr C J Leatt	M. A van der Merwe
Print Name and Title	Print Name and Title

As witnesses:

1. Pretorius (Director)

2. ______________________

ANNEXURE 'A'

List of applications/registrations;

The following patent applications;

Country/Regional Office	Application No.
South Africa	2006/05044
South Africa	2006/08824
South Africa	2006/08900
Brazil	PI04169719
Canada	2,547,855
Peoples Republic of China	200480035072.4
Indonesia	W00200601467
Israel	175931
Japan	P2006-541524
Democratic Peoples Republic of Korea	06-2007
Republic of Korea	10-2006-7012173
Morocco	PV29105
Mexico	JL/a/2006/000026
Malaysia	PI20062407
Singapore	2006003533-1
United States of America	11/220,576
European Patent Office	1 696 842 (04816084,0)
Eurasian Patent Office	200601049
Australia	2004293118
India	2315/CHENP/2006
Norway	20062971
New Zealand	548068
Ukraine	200607118
Vietnam	1-2006-01015

The following international patent application;

Application No: PCT/IB2006/002866

The following design applications;

Country	Application
South Africa	F2006/01661
Peoples Republic of China	200530004475.X
Peoples Republic of China	200530009100.2
United States of America	29/224,261
United States of America	29/225,477

The following design registrations;

Country	Registration No.
South Africa	F2004/1128
South Africa	F2004/1239
Australia	303171
Australia	305138
European Community	000 304 225
European Community	000 312 067
New Zealand	405910
New Zealand	405978

The following trade mark applications;

Country	Application No.
South Africa	2004/08584
South Africa	2006/22760
South Africa	2004/22761

The Licensor shall 10 (ten) years after the effective date of this agreement have the right to make, use, have made, offer for sale, sell, and import any and all Licensed Products during the terms of the licensed patents, and in connection with the goods or services covered by the licensed trademarks, unless this agreement is terminated prior to such term or terms.

SECTION 3 SCHEDULE OF ROYALTIES is hereby amended as follows:

3. SCHEDULE OF ROYALTIES

The Licensee agrees to pay the Licensor, commencing 1st March 2006 and after that date, during the continuance of this Agreement royalties on Licensed Products, which are sold, by the Licensee; and such royalties shall be computed in the following manner: 4% (four percent) of all sales revenue billed and received by the Licensee and payable quarterly based on sales of the Licensed Products during the previous quarter, until expiration of the last to expire of the patents and/or patent applications of the licensed Intelleotual Property. Thereafter, Licensee shall pay Licensor an amount of 3% of sales revenue billed and received based on each Licensed Product sold under or using the trademarks of the licensed Intellectual Property. Sales shall mean monies billed and received into the bank account of the Licensee and will be for all Licensed Products sold by Licensee.

The Licensor has agreed that the Trustees for the time being of the J P DE VILLIERS TRUST, Registration Number: . IT3193/2006 are entitled to a portion of the royalties due in terms of the License hereby granted, said portion being 1% (one percent) of sales revenue billed and received and the Licensee has agreed to pay the aforesaid Trustees said portion of royalties, the terms of which are set out in a separate agreement.

SECTION 8 TERMINATION is hereby amended as follows:

8. TERMINATION

It is agreed that this agreement shall continue during the lives of the above-mentioned Intellectual Property and subsequent additional international filings, and the Licensee will pay to the Licensor an amount of 4% of sales revenue billed and received for the sales of Licensed Products until the expiration of the last to expire of the patents and/or patent applications of the licensed Intellectual Property. Thereafter, Licensee shall pay Licensor an amount of 3% of sales revenue billed and received based on each Licensed Product sold under or using the trademarks of the licensed Intellectual Property.

The Licensor and the Licensee hereby agree that all other terms of the Agreement shall remain in full force and effect, and that those terms and this Amendment shall bind and apply to the successors and assigns of the Licensor, and may inure to the benefit of, may be transferable to, and be binding upon the successors and assigns of the Licensee.

IN WITNESS WHEREOF, the parties have executed this Amendment at CAPE TOWN, and this Amendment is made effective as of August 21, 2008.

LICENSOR	LICENSEE
Authorised Signature	Authorised Signature
Dr. Christopher James Leatt Director : Leatt-Brace Holdings (Pty)Ltd	Mrs. Ria Van Der Merwe COO; Leatt Corporation
Dr C. J. Leatt Print Name and Title Chief executive officer	M.A. van der Merwe; Chief Operating Officer Print Name and Title

As witnesses:

1. ____________

2. ____________

ANNEXURE "A"

Patent applications:

Country/Regional Office	Application No.
Australia	2004293118
Brazil	PI04169719
Canada	2,547,855
Peoples Republic of China	200480035072.4
Indonesia	W00200601467
Israel	175931
Japan	P2006-541524
Democratic Peoples Republic of Korea	06-2007
Republic of Korea	10-2006-7012173
Morocco	PV29105
Mexico	JL/a/2006/000026
Malaysia	PI 20062407
Singapore	200603533-1
South Africa	2006/05044
South Africa	2006/08824
South Africa	2006/08900
United States of America	11/440,576
United States of America	11/690,412
European Patent Office	1 696 842 (04816084.0)
Eurasian Patent Office	200601049
India	2315/CHENP/2006
Norway	20062971
New Zealand	548068
Ukraine	200607118
Vietnam	1-2006-01015

International patent application:

Application No.: PCT/IB2006/002866

Design applications:

Country	Application No.
Peoples Republic of China	200530004475.X
Peoples Republic of China	200530009100.2
South Africa	F2006/01661
United States of America	29/224,261
United States of America	29/225,477

Design registrations:

Country	Registration No.
South Africa	F2004/1128
South Africa	F2004/1239
Australia	303171
Australia	305138
European Community	000304225
European Community	000312061-0001
New Zealand	405910
New Zealand	405978

Trademark applications/registrations:

Country	Application/Registration No.
South Africa	2004/08584
South Africa	2004/22761
South Africa	2006/22760
United States	3,483,439
United States	3,483,522
United States	3,483,644
United States	3,483,646